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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 1995

                      MERIDIAN BANCORP, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania               0-12364        23-2237529
 (State or other jurisdiction    (Commission     (IRS Employer
      of incorporation)          File Number)     Ident. No.)

   35 North Sixth Street, Reading, Pennsylvania        19601
    (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (610) 655-2000


                               N/A

 (Former name or former address, if changed since last report.)

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
Item 5.   Other Events.

     Meridian Bancorp, Inc. ("Meridian") and United Counties Bancorporation ("United Counties") entered into an Agreement and Plan of Merger dated as of May 23, 1995 (the "Agreement"), pursuant to which United Counties will be merged into Meridian with Meridian as the surviving corporation. United Counties is a bank holding company headquartered in Cranford, New Jersey, with 35 branches in Middlesex, Monmouth, Morris, Somerset, and Union Counties. At March 31, 1995, United Counties had assets, deposits, and stockholders' equity of approximately $1.6 billion, $1.3 billion, and $188 million, respectively. In the merger, each share of United Counties common stock will, subject to certain adjustments, be exchanged for 5.0 shares of Meridian common stock. The merger, expected to be completed during the fourth quarter of 1995, is subject to the satisfaction of certain conditions, including among others, approval of the merger by United Counties' stockholders and Meridian's shareholders and receipt of all required regulatory approvals. The transaction will be accounted for as a pooling of interests.

          The press release, dated May 24, 1995, of Meridian and United Counties announcing the signing of the Agreement is attached hereto as Exhibit 99.5 and is incorporated by reference herein. The terms of the transaction described in the press release are qualified in their entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          The Consolidated Balance Sheets as of December 31, 1994 and 1993, and the Consolidated Statements of Income, Consolidated Statements of Changes in Stockholders' Equity and Consolidated Statements of Cash Flow for the years ended December 31, 1994, 1993 and 1992, of United Counties Bancorporation, and the related Notes to Consolidated Financial Statements, are incorporated herein be reference to Exhibit 99.1 hereof. The report of KPMG Peat Marwick LLP on such financial statements is incorporated herein by reference to Exhibit 99.3 hereof.

          The Unaudited Consolidated Balance Sheets as of
          March 31, 1995 and 1994, the Unaudited Consolidated Income Statements, the Unaudited Consolidated Statements of Changes in Stockholders' Equity and the Unaudited Consolidated Statements of Cash Flow for the three-month periods ended March 31, 1995 and 1994, of United Counties Bancorporation, and the related Notes to Unaudited Consolidated Financial Statements, are incorporated herein by reference to Exhibit 99.2 hereof.

     (b)  Pro forma financial information.

          The pro forma financial information giving effect to the proposed merger with United Counties described under Item 5 hereof is set forth on Exhibit 99.4 hereto, which is incorporated by reference herein.

     (c)  Exhibits.

          2.1  Agreement and Plan of Merger, dated as of May 23,
               1995, between Meridian Bancorp, Inc. and United
               Counties Bancorporation.

         23.1  Consent of KPMG Peat Marwick LLP.

         99.1 The Consolidated Balance Sheets as of December 31, 1994 and 1993, and the Consolidated Statements of Income, Consolidated Statements of Changes in Stockholders' Equity and Consolidated Statements of Cash Flow for the years ended December 31, 1994, 1993 and 1992, of United Counties Bancorporation, and the related Notes to Consolidated Financial Statements, are incorporated herein by reference to pages 14 through 27 of Exhibit 13.1 (United Counties Bancorporation 1994 Annual Report to Shareholders) to the Annual Report on Form 10-K for the year ended December 31, 1994 of United Counties Bancorporation.

         99.2 The Unaudited Consolidated Balance Sheets as of March 31, 1995 and 1994, the Unaudited Consolidated Income Statements, the Unaudited Statements of Changes in Stockholders' Equity and the Unaudited Consolidated Statements of Cash Flow for the three-month periods ended March 31, 1995 and 1994, of United Counties Bancorporation, and the related Notes to Unaudited Consolidated Financial Statements, are incorporated herein by reference to pages 1 through 11 of the Quarterly Report on Form 10-Q for the quarter ended
               March 31, 1995 of United Counties Bancorporation.

         99.3  Report of KPMG Peat Marwick LLP.

         99.4  Pro Forma Combined Condensed Financial Statements
               (Unaudited) of Meridian Bancorp, Inc. and United
               Counties Bancorporation.

         99.5  Press Release, dated May 24, 1995, of Meridian
               Bancorp, Inc. and United Counties Bancorporation.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MERIDIAN BANCORP, INC.

Dated:  June 7, 1995

                              By /s/David E. Sparks
                                   David E. Sparks
                                   Vice Chairman and Chief
                                   Financial Officer

                          EXHIBIT INDEX

   Exhibit
   Number                Description

     2.1       Agreement and Plan of Merger, dated
               as of May 23, 1995, between Meridian
               Bancorp, Inc. and United Counties
               Bancorporation.

    23.1       Consent of KPMG Peat Marwick LLP.

    99.1       The Consolidated Balance Sheets as of
               December 31, 1994 and 1993, and the
               Consolidated Statements of Income,
               Consolidated Statements of Changes in
               Stockholders' Equity and Consolidated
               Statements of Cash Flow for the years
               ended December 31, 1994, 1993 and 1992,
               of United Counties Bancorporation, and
               the related Notes to Consolidated
               Financial Statements, are incorporated
               herein by reference to pages 14 through
               27 of Exhibit 13.1 (United Counties
               Bancorporation 1994 Annual Report to
               Shareholders) to the Annual Report
               on Form 10-K for the year ended
               December 31, 1994 of United Counties
               Bancorporation.

    99.2       The Unaudited Consolidated Balance
               Sheets as of March 31, 1995 and 1994,
               the Unaudited Consolidated Income
               Statements, the Unaudited Statements
               of Changes in Stockholders' Equity
               and the Unaudited Consolidated
               Statements of Cash Flow for the
               three-month periods ended March 31,
               1995 and 1994, of United Counties
               Bancorporation, and the related Notes
               to Unaudited Consolidated Financial
               Statements, are incorporated herein
               by reference to pages 1 through 11
               of the Quarterly Report on Form 10-Q
               for the quarter ended March 31, 1995
               of United Counties Bancorporation.

    99.3       Report of KPMG Peat Marwick LLP.

    99.4       Pro Forma Combined Condensed Financial
               Statements (Unaudited) of Meridian Bancorp,
               Inc. and United Counties Bancorporation.

    99.5       Press Release, dated May 24, 1995, of
               Meridian Bancorp, Inc. and United
               Counties Bancorporation.